UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2012 (May 9, 2012)

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 North Sam Houston Parkway East, Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           As described below under Item 5.07, on May 9, 2012, shareholders of the Company approved the 2005 Long Term Incentive Plan, as Amended and Restated (the “LTIP”).  The summary of material terms of the LTIP is set forth in the Company’s proxy statement dated March 29, 2012 (the “Proxy Statement”) under the caption “Proposal 3. Approval of Amendment and Restatement of the Helix Energy Solutions Group, Inc. 2005 Long Term Incentive Plan” and is incorporated herein by reference.  This summary is qualified in its entirety by reference to the text of the LTIP that was filed as Annex A to the Proxy Statement.  The shareholders also approved the Employee Stock Purchase Plan (“ESPP”). The summary of material terms of the ESPP is set forth in the Proxy Statement under the caption “Proposal 4. Approval of the Helix Energy Solutions Group, Inc. Employee Stock Purchase Plan” and is incorporated herein by reference. This summary is qualified in its entirety by reference to the text of the ESPP that was filed as Annex B to the Proxy Statement.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 9, 2012.  Five proposals, as described in the Company’s Proxy Statement dated March 29, 2012, were voted upon at the meeting. The following is a brief description of the matters voted upon and the final voting results.

·      Election of Director Nominees.

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
T. William Porter	91,323,604	926,455	—	6,284,911
James A. Watt	85,655,812	6,594,247	—	6,284,911

Each of the directors received the affirmative vote of a plurality (as well as a majority) of the shares cast and were elected as Class II directors for three-year terms expiring on the later of the annual meeting of shareholders in 2015 or a successor being elected and qualified.

·      Approval on a non-binding advisory basis, of the 2011 compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,119,525	3,036,738	93,796	6,284,911

This proposal received a majority of the votes cast; accordingly the shareholders approved the 2011 compensation of our named executive officers on a non-binding advisory basis.

·      Approval of our 2005 Long Term Incentive Plan, as Amended and Restated.

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,333,582	10,817,458	99,019	6,284,911

This proposal received a majority of the votes cast; accordingly the shareholders approved the 2005 Long Term Incentive Plan, as Amended and Restated.

·      Approval of our Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,770,170	424,116	55,773	6,284,911

This proposal received a majority of the votes cast; accordingly the shareholders approved the Employee Stock Purchase Plan.

·      Proposal to ratify the appointment of Ernst & Young LLP as independent registered public accountant for 2011.

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,994,668	3,512,048	28,254	0

This proposal received a majority of the votes cast; accordingly, the shareholders ratified the appointment of Ernst & Young LLP as Helix’s independent registered public accounting firm for 2012.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Number                      Description
----------                      --------------

10.1
Helix Energy Solutions Group, Inc. 2005 Long Term Incentive Plan (as Amended and Restated Effective May 9, 2012) (incorporated herein by this reference to Annex A to the Company’s Definitive Proxy Statement filed with the Commission on March 29, 2012).

10.2
Helix Energy Solutions Group, Inc. Employee Stock Purchase Plan (incorporated herein by this reference to Annex B to the Company’s Definitive Proxy Statement filed with the Commission on March 29, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           May 11, 2012

      HELIX ENERGY SOLUTIONS GROUP, INC.

       By:      /s/  Alisa B. Johnson
     Alisa B. Johnson
       Executive Vice President and General Counsel

Index to Exhibits

Exhibit No.                                Description

10.1
Helix Energy Solutions Group, Inc. 2005 Long Term Incentive Plan (as Amended and Restated Effective May 9, 2012) (incorporated herein by this reference to Annex A to the Company’s Definitive Proxy Statement filed with the Commission on March 29, 2012).

10.2
Helix Energy Solutions Group, Inc. Employee Stock Purchase Plan (incorporated herein by this reference to Annex B to the Company’s Definitive Proxy Statement filed with the Commission on March 29, 2012).